EXHIBIT 99.1

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Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT
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
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               REPORTING DATES

               Cut-Off Date                                                                                    September 30, 2004
               Determination Date                                                                                 October 7, 2004
               Payment Date                                                                                      October 12, 2004
               Start Interest Period                                                                                July 12, 2004
               End Interest Period                                                                               October 11, 2004
               No of Days in Interest Period                                                                                   92
               Start Calculation Period                                                                              July 1, 2004
               End Calculation Period                                                                          September 30, 2004
               No of Days in Calculation Period                                                                                92

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               SECURITIES ON ISSUE                                              Amount             Amount               Amount
                                                                                (US$)              (EURO)                 (A$)

               CLASS A BONDS
               Initial Face Value                                             725,000,000        425,000,000        1,650,668,680
                 Previous Principal Distribution                               45,457,500         26,647,500          103,496,926
                 Principal Distribution for current calculation period         28,420,000         16,660,000           64,706,212
               Total Principal Distribution to date                            73,877,500         43,307,500          168,203,138

               Beginning Principal Amount                                     679,542,500        398,352,500        1,547,171,754
     (a)       Ending Principal Amount                                        651,122,500        381,692,500        1,482,465,541
               less Unreimbursed Charge-offs                                            -                  -                    -
               Beginning Stated Amount                                        679,542,500        398,352,500        1,547,171,754
     (a)       Ending Stated Amount                                           651,122,500        381,692,500        1,482,465,541


               CLASS B BONDS
               Initial Face Value                                              25,000,000         16,900,000           60,599,655
                 Previous Principal Distribution                                        -                  -                    -
                 Principal Distribution for current calculation period                  -                  -                    -
               Total Principal Distribution to date                                     -                  -                    -

               Beginning Principal Amount                                      25,000,000         16,900,000           60,599,655
     (a)       Ending Principal Amount                                         25,000,000         16,900,000           60,599,655
               less Unreimbursed Charge-offs                                            -                  -                    -
               Beginning Stated Amount                                         25,000,000         16,900,000           60,599,655
     (a)       Ending Stated Amount                                            25,000,000         16,900,000           60,599,655

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               INTEREST RATE FOR ACCRUAL PERIOD                                  Libor /        Interest                 Interest
                                                                             Bank Bill Rate      Margin                     Rate
               USD
               Class A1a Bonds                                                    1.59000               0.21              1.80000
               Class B1a Bonds                                                    1.59000               0.65              2.24000

               EURO
               Class A1b Bonds                                                      2.114               0.21                2.324
               Class B1b Bonds                                                      2.114               0.65                2.764

               AUD
               Class A1a Bonds (payable to Currency Swap Provider)                 5.4583             0.3819               5.8402
               Class B1a Bonds                                                     5.4583             0.8879               6.3462
               Class A1b Bonds (payable to Currency Swap Provider)                 5.4583             0.3687               5.8270
               Class B1b Bonds                                                     5.4583             0.8717               6.3300

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                              $US            EURO                       $A

               Interest Entitlement:
     (b)            Class A1a Bonds                                             3,125,910                              13,162,116
     (b)            Class B1a Bonds                                               143,110                                 526,181
                    Class A1b Bonds                                                                2,365,848            9,591,305
                    Class B1b Bonds                                                                  119,375              442,034

               Principal Repayment:
     (c)            Class A1a Bonds                                            28,420,000                              37,394,737
     (c)            Class B1a Bonds                                                     -                                       -
                    Class A1b Bonds                                                               16,660,000           27,311,475
                    Class B1b Bonds                                                                        -                    -

               Total:
                    Class A Bonds                                              31,545,910         19,025,848           87,459,633
                    Class B Bonds                                                 143,110            119,375              968,215

               Total                                                           31,689,020         19,145,222           88,427,848

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Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT
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               POOL FACTORS                                                       Last                               Current
                                                                              Distribution                         Distribution
                                                                                  Date                                 Date

     (h)       Class A Bonds                                                       0.9373                                  0.8981
               Class B Bonds                                                       1.0000                                  1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                               28,002,571

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               AVAILABLE AMORTISATION AMOUNT                                                                             $AUD

     (i)       Scheduled Principal Collections                                                                          3,296,275
     (i)       Unscheduled  Principal Collections                                                                      96,226,199

               Gross Principal Collections                                                                             99,522,474

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                              37,620,124

     (e)       Net Principal Collections                                                                               61,902,350

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                 2,803,862

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                         0

     (f)       Available Amortisation Amount                                                                           64,706,212

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                        1,537,977,085
               Total number of Loans                                                                                        6,218
               Average Loan Balance                                                                                    247,342.73
               Weighted Average LVR                                                                                         73.35

               Seasoning                                      NO OF LOANS            % TOTAL          BALANCE         % BY BALANCE
                 0- 6 months                                        --                0.00%               --                0.00%
                 6 - 12 months                                      3,682             59.22%        942,866,975             61.31%
                12 - 18 months                                      1,386             22.29%        334,790,816             21.77%
                18 - 24 months                                        633             10.18%        163,496,341             10.63%
                24 - 36 months                                        358              5.76%         81,020,107              5.27%
                36 - 48 months                                         23              0.37%          3,920,853              0.25%
                48 - 60 months                                         11              0.18%          1,501,340              0.10%
                > than 60 months                                      125              2.01%         10,380,654              0.67%
                                                                    6,218             100.0%      1,537,977,085            100.00%

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     (k)       AGGREGATE LOSS AMOUNT                                                                                    NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                                     AUD AMOUNT               % OF
                                                                                 OF LOANS               POOL

               31 - 60 days                                                    11,073,435               0.72%
               61 - 90 days                                                     2,922,156               0.19%
               90+ days                                                         5,536,718               0.36%

               LOSSES                                                                                    AUD

               Mortgage Insurance claims made                                                            Nil

               Mortgage Insurance claims paid                                                            Nil

               Mortgage Insurance claims pending                                                         Nil

               Mortgage Insurance claims denied                                                          Nil

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